Exhibit 99.37

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 1999
          Series 1998-12A, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                        $    302,938.05
                                                                   -------------
        (b)    Interest                                         $  2,253,283.92
                                                                   -------------
        (c)    Total                                            $  2,556,221.97
                                                                   -------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                        $    251,026.83
                                                                   -------------
        (b)    Interest                                         $  1,889,934.52
                                                                   -------------
        (c)    Total                                            $  2,140,961.35
                                                                   -------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                        $     51,911.22
                                                                   -------------
        (b)    Interest                                         $    363,349.40
                                                                   -------------
        (c)    Total                                            $    415,260.62
                                                                   -------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                        $     44,131.42
                                                                   -------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                        $  4,990,620.88
                                                                   -------------
        (b)    Interest                                         $     30,001.06
                                                                   -------------
        (c)    Total                                            $  5,020,621.94
                                                                   -------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                        $          0.00
                                                                   -------------
        (b)    Interest                                         $          0.00
                                                                   -------------
        (c)    Total                                            $          0.00
                                                                   -------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                        $          0.00
                                                                   -------------
        (b)    Interest                                         $          0.00
                                                                   -------------
        (c)    Total                                            $          0.00
                                                                   -------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                           $          0.00
                                                                   -------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                                 $          0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                        $          0.00
                                                                 ---------------
        (b)    Interest                                         $          0.00
                                                                 ---------------
        (c)    Total                                            $          0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                       $367,078,611.31
                                                                 ---------------

13.     Available Funds:                                        $  7,427,857.57
                                                                 ---------------

14.     Realized Losses for prior month:                        $          0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                     $          0.00
                                                                   -------------

17.      Compensating Interest Payment:                         $      4,282.36
                                                                   -------------

18.      Total interest payments:                               $  2,090,167.23
                                                                   -------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls    Interest
Class      Interest                                 Payable       Pay-out Rate
-----      --------         -------------------     -------       ------------
PO1   $              0.00   $              0.00   $       0.00   %  0.000000000
1A1   $        288,654.17   $              0.00   $ 288,654.17   %  6.500000075
1A2   $        218,278.50   $              0.00   $ 218,278.50   %  6.600000000
1A3   $        242,852.67   $              0.00   $ 242,852.67   %  6.700000092
1A4   $        186,862.50   $              0.00   $ 186,862.50   %  6.750000000
1A5   $         78,603.75   $              0.00   $  78,603.75   %  6.750000000
1A6   $         17,875.29   $              0.00   $  17,875.29   %  6.749999370
1A7   $        505,505.13   $              0.00   $ 505,505.13   %  6.749999975
1A8   $        150,835.05   $              0.00   $ 150,835.05   %  5.500000014
1A9   $         82,273.66   $              0.00   $  82,273.66   % 11.571428096
1A10  $              0.00   $              0.00   $       0.00   %  0.000000000
1A11  $         74,356.79   $              0.00   $  74,356.79   %  5.777339897
1A12  $         41,476.99   $              0.00   $  41,476.99   %  9.667980664
1A13  $        109,473.45   $              0.00   $ 109,473.45   %  6.749999999
1A14  $          3,391.66   $              0.00   $       0.00   %  6.749998408
1R    $              0.00   $              0.00   $       0.00   %  0.000000000
1RL   $              0.00   $              0.00   $       0.00   %  0.000000000
1M    $         41,495.25   $              0.00   $  41,495.25   %  6.750000040
1B1   $         17,945.63   $              0.00   $  17,945.63   %  6.749999306
1B2   $         10,093.89   $              0.00   $  10,093.89   %  6.749997944
1B3   $          8,974.22   $              0.00   $   8,974.22   %  6.750003380
1B4   $          4,484.31   $              0.00   $   4,484.31   %  6.750002173
1B5   $          6,734.14   $              0.00   $   6,734.14   %  6.750001209

20.      Principal Distribution Amount:                         $  5,337,690.34
                                                                   -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class PO1                $            18,213.70       $         0.00
        Class 1A1                $                 0.00       $         0.00
        Class 1A2                $                 0.00       $         0.00
        Class 1A3                $                 0.00       $         0.00
        Class 1A4                $                 0.00       $         0.00
        Class 1A5                $                 0.00       $         0.00
        Class 1A6                $                 0.00       $         0.00
        Class 1A7                $           858,539.64       $         0.00
        Class 1A8                $         1,015,511.73       $         0.00
        Class 1A9                $           263,280.82       $         0.00
        Class 1A10               $                 0.00       $         0.00
        Class 1A11               $         2,233,113.00       $         0.00
        Class 1A12               $           744,371.00       $         0.00
        Class 1A13               $           185,927.48       $         0.00
        Class 1A14               $             9,151.99       $     3,391.66
        Class SUP1               $                 0.00       $         0.00
        Class 1R                 $                 0.00       $         0.00
        Class 1RL                $                 0.00       $         0.00
        Class 1M                 $             5,999.31       $         0.00
        Class 1B1                $             2,594.55       $         0.00
        Class 1B2                $             1,459.36       $         0.00
        Class 1B3                $             1,297.48       $         0.00
        Class 1B4                $               648.33       $         0.00
        Class 1B5                $               973.61       $         0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                               $           0.00
                                                                  --------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                               $           0.00
                                                                  --------------

24.     Subordinate Certificate Writedown Amount:              $           0.00
                                                                  --------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 1B1        $              0.00     $              0.00
                 1B2        $              0.00     $              0.00
                 1B3        $              0.00     $              0.00
                 1B4        $              0.00     $              0.00
                 1B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                               $          0.00
                                                                   -------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  1A8                %              5.50000001
         Class  1A9                %             11.57142810
         Class  1A11               %              5.77733990
         Class  1A12               %              9.66798066

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-1B1       X
         Class-1B2       X
         Class-1B3       X
         Class-1B4       X
         Class-1B5       X

 2.     Base Servicing Fee amount:                              $     70,593.76
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    116,266.34
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:           % 95.707164     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 6.     Group I Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 7.     Group II Senior Percentage:
                                     %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------    ----    ------    ------

 11.    Junior Percentage:           %  4.292836
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %100.000000
                                      -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations